A Detailed Overview of the

AFL-CIO Housing Investment Trust:

ITS FIXED-INCOME STRATEGY AND FUND PERFORMANCE

Spring 2014

The HIT Advantage

The AFL-CIO Housing Investment Trust (HIT) has a record of nearly 50 years of success in generating competitive returns for pension funds while also providing the vital collateral benefits of union jobs and affordable housing for working people and their communities.

The HIT is a $4.6 billion investment grade fixed-income mutual fund1 that specializes in high credit quality multifamily mortgage-backed securities.  This focus provides an investment that is low credit risk, a source of attractive current income, and also liquid. Approximately 90% of the HIT’s investments are insured, guaranteed, or issued by the U.S. government, its agencies, or government-sponsored enterprises.  The HIT is well-suited to meet the major investment needs of pension plans with union member beneficiaries because:

(1) The HIT is an option with a strong performance record, providing higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark;

(2) The HIT’s focus on high credit quality multifamily securities should make it a lower credit risk investment than many other fixed-income vehicles;

The HIT’s current investment strategy is to continue to invest in and be overweight in multifamily mortgage-backed securities in order to enhance the value of the portfolio.

(3) This focus on high credit quality together with its lack of corporate bonds can make it a better source of diversification than other fixed-income investments that include corporate bonds, whose performance tends to be more highly correlated with equities;

(4) The HIT directly sources multifamily and healthcare construction-related investments that have higher yields than investments of similar duration and credit quality. These investments contribute to the HIT’s competitive returns while also creating family-supporting union jobs and affordable housing; and

(5) The HIT’s current investment strategy is to continue to invest in and be overweight in multifamily mortgage-backed securities in order to enhance the value of the portfolio.  It also expects to maintain a duration slightly shorter than the benchmark in the current rate environment.   As a fund with capital and patience, it can pursue this strategy because it has a diverse pipeline of investment opportunities that offer a variety of multifamily debt structures.

1 An open-end investment company registered under the Investment Company Act of 1940 and regulated under federal securities laws administered by the Securities and Exchange Commission.

Fixed Income: An Important Portfolio Component

High credit quality fixed-income investments offer pension plans the benefits of capital preservation, reliable cash flow, diversification from equities and other risky assets, and reduced volatility. During the first quarter of 2014 investors reacted to various headlines including mixed economic data in the U.S., changes to the Federal Reserve’s forward guidance for the fed funds rate, and the conflict in Ukraine. For the quarter, the yield curve flattened, with longer-term rates falling significantly and shorter-term rates rising slightly.  This shift provided positive returns for the domestic investment grade fixed-income market. In the current uncertain market environment, fixed-income remains an important asset class for diversified portfolios due to low levels of current and expected inflation, as well as the Federal Reserve’s commitment to maintain the federal funds rate close to zero into 2015 as it assesses progress towards its objectives for employment and inflation. Long-term investors seeking income, high credit quality, and diversification should consider investing in the HIT.

Source: Haver Analytics and Barclays Live

The HIT: Diversification and Capital Preservation

The HIT has provided important diversification from equities, real estate, and other asset classes. Over the past five- and ten-year periods, the HIT’s returns have been negatively correlated to equities, as represented by the S&P 500 Index, and not correlated to real estate, as represented by the Bloomberg REIT Index. Although highly correlated with the Barclays Aggregate, the HIT does not hold corporate debt and may provide better diversification and credit quality than other fixed-income investments that hold corporate debt, whose performance tends to be more correlated with equities. The capital preservation inherent in the HIT’s high credit quality investments and its competitive returns make the HIT a complement to riskier investments.

Correlation of Monthly Year-over-Year Changes in Indices
Periods ending December 31, 2013
Asset	5 Years	10 Years
HIT (net)	1.00	1.00
Barclays Capital Aggregate Bond Index	0.95	0.96
Bloomberg REIT Index	0.02	-0.02
United Kingdom FTSE 100 Index	-0.20	-0.21
U.S. Standard & Poor’s 500 Index	-0.29	-0.20
Source: Haver Analytics, Bloomberg LP, Barclays Live, and the HIT

The HIT: Contributing to Communities while Generating Competitive Returns

In addition to producing competitive returns and desirable diversification benefits for its investors, the HIT creates family-supporting union construction jobs, increases the supply of multifamily housing, and promotes economic development in communities across the country.  Unlike most fixed-income investment vehicles, the HIT directly helps to create assets in our communities by financing job-generating construction of multifamily developments and healthcare facilities.2  The HIT has successfully worked with cities and states to support their development priorities, including affordable housing for low-income families and workforce housing that is affordable to middle-income wage-earners.

The HIT’s strategy is built on a cycle of sustainable investment, which begins when union pension plans invest capital in the HIT. This pension capital allows the HIT to finance multifamily development projects by purchasing government/agency multifamily construction-related securities. The securities help provide pension plan investors with competitive returns, while the projects create union construction jobs. As workers at the projects earn income, pension plan contributions increase. The pension plans then have more capital to invest in the HIT and the cycle continues.

The HIT established its Construction Jobs Initiative with support from AFL-CIO leadership in 2009 as a response to the unemployment crisis. Workers’ pension capital invested through the HIT’s Construction Jobs Initiative has put thousands of union members back to work on projects that are building affordable housing and promoting economic growth. Through March 31, 2014 the HIT has committed $1.6 billion to job-generating investments under this initiative – investments that are attractive additions to the portfolio

2 The HIT requires that all new construction and substantial rehabilitation investments be constructed with 100% union labor.

and are expected to generate additional income for HIT participants as projects are funded during the construction period. Together with projects receiving support from the HIT’s subsidiary, Building America CDE, Inc., the Construction Jobs Initiative to date has generated nearly 18,500 union construction jobs by financing 65 projects in 30 cities, representing nearly $3.7 billion of development activity.  The HIT and Building America have pipelines that should allow them to finance more job-generating projects in the months ahead. Together they are working to reach a goal of 25,000 union construction jobs by the end of 2015.

Capital contributions from investors permit the HIT to purchase securities which aid in the pursuit of its goal of providing competitive returns coupled with union construction jobs, affordable housing, and community development.

Since Building America was established as a subsidiary of the HIT in 2010, it has broadened the HIT’s ability to support job-generating projects in low-income communities.  Building America utilizes New Markets Tax Credits (NMTCs) to attract investors and enhance the financial viability of mixed-use developments and healthcare facilities in underserved neighborhoods.  Building America has been allocated $85 million in NMTCs and has provided the entire amount for 11 projects, including one that the HIT also helped finance.

HIT and Building America Projects
(Historical Totals, Inception through March 31, 2014)

HIT Financing Commitments	$6,976 million
Building America Investment of NMTCs	$85 million
Total Development Value	$11,090 million
Union Construction Jobs	76,300
Units of Housing/Beds	110,360
Affordable Units	69,794

The HIT Difference

The investment strategy and core competency of the AFL-CIO Housing Investment Trust differentiate it from other core fixed-income investments and are responsible for its competitive advantage.  In today’s changing investment environment, the HIT’s strategy continues to draw on these strengths.

Investment Strategy

The HIT’s investment strategy is to construct and manage a portfolio with higher yield, higher credit quality, and similar interest rate risk compared to its benchmark, the Barclays Aggregate. The HIT specializes in government and agency issued, guaranteed, or insured multifamily3 mortgage-backed securities (MBS) that have call/prepayment protection, and it directly sources the construction-related multifamily MBS in which it invests. It substitutes multifamily MBS for corporate securities as well as some of the Treasury and agency debt in the Barclays Aggregate.  Since government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The result has been a consistent income advantage that contributes positively to the HIT’s performance.

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly. Its ability to customize construction financing for developers and sponsors allows it to invest in assets that offer relative value opportunities.

The HIT strategy takes advantage of inefficiencies in the market for financing multifamily projects.  The HIT’s ability to customize construction financing for developers, including financing insured by the Federal Housing Administration (FHA), Fannie Mae, Freddie Mac, and housing finance agencies, allows it to invest in assets that offer relative value opportunities.

Core Competency

The HIT stands out among fixed-income investments because it has the internal capability to source multifamily mortgage investments directly from developers, housing finance agencies, mortgage bankers, and others, as well as the ability to provide technical expertise to assist them in completing complex transactions.  The HIT has internal expertise in trading, structuring, and negotiating terms for multifamily investments to maximize their value for the portfolio.  These investments contribute to the HIT’s track record over time of successfully generating alpha versus the Barclays Aggregate.

3 The HIT focuses on government insured/guaranteed multifamily housing but also funds government insured/guaranteed healthcare facilities, including hospitals, nursing facilities, and rehabilitation centers.

The HIT’s Multifamily Investment Division, comprised of 11 professionals, works to identify multifamily construction, substantial rehabilitation, and preservation projects suitable for investment. These professionals use their extensive relationships with developers, mortgage bankers, housing finance agencies, state and local officials, as well as staff at FHA, Fannie Mae, and Freddie Mac, to identify and evaluate a large number of investment transactions and achieve a high capture rate of secure and competitive investments.  The HIT’s Portfolio Management Group, consisting of four investment professionals, is responsible for negotiating pricing for all of the HIT’s investments and for managing the HIT’s commingled portfolio.

Multifamily Ginnie Mae construction/permanent securities offer very attractive yield spreads to Treasuries and to permanent Ginnie Mae securities.

Multifamily Ginnie Mae construction/permanent securities offer attractive yield spreads to Treasuries and to permanent Ginnie Mae securities, as shown in the graph below.  By investing in these securities, the HIT is not only generating income for participants, but also generating much-needed union construction jobs.  The HIT’s expertise in FHA programs, in particular, can be valuable to market participants. With more than four decades of experience with FHA programs, the HIT is well-positioned to finance FHA transactions that meet its investment criteria and generate union construction jobs and affordable housing.  The FHA loans purchased by the HIT typically are wrapped by Ginnie Mae so that 100% of the principal and interest are guaranteed by the U.S. government.  Over the past five years, the HIT has experienced no defaults resulting in the loss of principal.

Source: HIT and Securities Dealers

The HIT also sources investments with housing finance agencies (HFAs), which have become a growing source of its portfolio investments.  Currently the HIT is both building on long-term HFA relationships in areas such as Massachusetts and New York City, and crafting new relationships with agencies that have recently returned to funding multifamily housing construction and rehabilitation, such as California.  HFAs offer a number of attractive investment opportunities including bonds issued as general obligations of the HFA and those backed by risk-share agreements with the Federal Housing Administration. Working with HFAs to design financing at an early stage can meet the needs of both the HIT and the sponsor.

Portfolio Performance

For the first quarter of 2014, the AFL-CIO Housing Investment Trust (HIT) outperformed its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis by 3 basis points, with a gross return of 1.87%. This follows the 21st consecutive calendar year of outperformance on a gross basis in 2013.  For the quarter, the yield curve flattened and longer term interest rates fell, resulting in positive returns. The HIT’s performance benefited from the income advantage relative to the benchmark provided by its government/agency multifamily investments and tighter spreads on those investments.  The HIT was able to outperform on a gross basis despite strong performance by corporate bonds, which the HIT does not hold.

For the year-to-date, 1-, 3-, and 10-year periods ending March 31, 2014, the HIT outperformed the Barclays Aggregate on a gross basis by 3, 1, 19, and 40 basis points, respectively. It underperformed for the 5-year period by 14 basis points.  The HIT’s net returns for the quarter, 1-, 3-, 5-, and 10 year periods were 1.75%,   -0.53%, 3.49%, 4.21%, and 4.43%, respectively.

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.  Periods over one year are annualized.

This is a good time for pension plans to consider investing in the HIT.  With continuing volatility in many asset classes, value can be found in high credit quality fixed-income investments that offer attractive yield spreads to Treasuries.  The HIT’s portfolio has a very low exposure to principal loss due to credit risk, so loss in value due to rising rates should be recovered as the HIT generates higher income going forward in a higher rate environment. Because it has a multifamily pipeline under review, the HIT is well positioned to acquire additional construction-related securities that offer the benefit of higher income generation in a higher rate environment.

Portfolio Construction and Composition

The HIT’s stated investment guideline is to target the effective duration of its portfolio generally within the range of plus or minus one-half year of the effective duration of the Barclays Aggregate. The HIT portfolio’s effective duration is managed daily relative to the Barclays Aggregate using BondEdge software. The Portfolio Management Group acts upon any perceived risk differentials, as needed, to purchase or sell securities to adjust the duration gap.  They also monitor the allocation to various sectors compared to the Barclays Aggregate and may modify allocations by purchasing or selling securities.  The percentage of single family (SF) agency MBS in the HIT’s portfolio is typically similar to that in the Barclays Aggregate. However, the HIT may underweight or overweight these MBS based on relative value opportunities.  The HIT’s multifamily (MF) MBS allocation typically ranges from 60% to 70% of the portfolio.  Restrictions on the portfolio’s holdings of various securities can be found in the HIT’s prospectus. The HIT does not use derivatives or leverage through borrowing.

The composition of the HIT’s portfolio shown below as of March 31, 2014, demonstrates its high credit quality and specialization in multifamily MBS (based on total investments including unfunded commitments).

Relative value is the most important consideration when the HIT decides whether to buy or sell a specific security. Characteristics considered include price, yield, duration, convexity, option adjusted spread (OAS), seasoning, issuer, servicer, geographic location, call/prepayment protection, as well as liquidity.

Higher Income, Superior Credit Quality versus the Barclays Aggregate

The HIT’s superior portfolio fundamentals, which have the potential to offer higher income, higher credit quality, and similar interest rate risk compared to the benchmark, position it well for the future.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
As of March 31, 2014
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
U.S. Government/Agency & AAA	92.5%	71.8%	Effective Duration	4.98	5.44
A & Below	3.2%	23.3%	Convexity	0.05	0.05
Superior Yield			Similar Call Risk
Current Yield*: 50 basis point advantage	3.69%	3.19%	Call Protected	70%	71%
Yield to Worst*: 50 basis point advantage	2.84%	2.34%	Not Call Protected	30%	29%
*See disclosure on yield figures on page 20.

Because the HIT actively maintains its duration and convexity and its agency single family MBS allocation to be similar to the Barclays Aggregate, its returns are highly correlated to the benchmark.  The correlation between the HIT’s month-over-month returns and those of the Barclays Aggregate for the five years ending March 31, 2014 was 97% and has ranged from 93% to 97% in the past five years.  The correlation with single family MBS indices is somewhat lower because most of the HIT’s MBS are call-protected multifamily MBS, as shown above.  The correlation between the HIT’s month-over-month returns and those of the Citigroup BIG Mortgage Index for the five years ending March 31, 2014 was 87% and has ranged from 82% to 91% in the past five years.

During periods of market stress, the HIT’s outperformance versus the Barclays Aggregate tends to increase, as shown in the graph below, which compares the HIT’s gross returns to the Barclays Aggregate.  The HIT can preserve capital and provide consistent income during periods of economic contraction, offering diversification benefits to investors.  (For more on performance see page 7.)

Internal Research Capability

As an internally managed fund, the HIT maintains considerable research capability to monitor and assess financial markets, economic developments, and the market for multifamily investments.

The Portfolio Management Group performs the research underlying its investment decisions.  Information regarding macroeconomic factors and trends along with capital markets data are gathered using a wide variety of sources, including government agencies, market news providers, trading platform market data service providers, broker/dealer research, and nationally recognized economists.  Sector and security level research is also conducted for trade and risk management purposes.  Housing and real estate data along with factors that impact inflation expectations are of particular interest.

The HIT’s Chief Economist performs ongoing market research and provides in-depth research reports to staff on topics that impact the U.S. and global economy.  She reviews primary sources of data from government agencies, including the Federal Reserve, to gain insight into current market and economic trends.  The HIT also contracts with Gary Shilling, an independent economic consultant, and Macroeconomic Advisers, a firm that provides economic information and analysis of monetary policy. Mr. Shilling speaks periodically to staff and produces monthly written reports to provide additional insight and market forecasts.

The Multifamily Investment Division works through the HIT’s offices in Washington, New York City, Boston, New Orleans, Los Angeles, and San Francisco to use extensive relationships with developers, mortgage bankers, housing agencies, community organizations, and others to help develop investment opportunities. The staff reviews housing industry publications and websites, keeps abreast of legislative and regulatory changes, and closely follows changes in the competitive environment.

No Separate Management Fees

The HIT investor’s only expenses are the HIT’s actual costs of operations. All returns over actual costs are distributed on a pro rata basis to investors based on units held, and all expenses are borne in proportion to the number of units held.  There are no fees or commissions associated with the purchase or redemption of units in the HIT. Each year the Board of Trustees approves the HIT budget and monitors it throughout the year. For the years ended December 31, 2013, 2012, and 2011, the HIT’s ratio of expenses to average net assets was 43, 42, and 44 basis points, respectively.   Expenses may be higher or lower in any given year.

Risk Management

The AFL-CIO Housing Investment Trust’s primary portfolio risk measures are credit quality, duration, convexity, and liquidity.  The HIT manages its credit quality by focusing on the highest quality sectors — agency multifamily and agency single family MBS.  As of March 31, 2014, approximately 90% of the HIT’s portfolio consisted of MBS and other securities insured or guaranteed by the U.S. government or a government-sponsored enterprise (GSE), compared to approximately 71% in the Barclays Aggregate.  The HIT manages its interest rate risk by targeting duration to be effectively neutral to the benchmark.  Duration and convexity of the HIT’s portfolio and the benchmark are modeled daily, and staff acts upon any perceived risk differentials to purchase or sell securities to limit the duration gap. Prepayment risk is also targeted to be similar to the benchmark by using the HIT’s specialized approach of purchasing government/agency multifamily MBS with prepayment restrictions.  As of March 31, 2014, nearly 63% of assets were invested in this product.4  Approximately 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality. The fact that participants have chosen to reinvest 90% of dividends allows the HIT to accommodate attractive investment opportunities and honor redemption requests.

Approximately 99% of the HIT’s investments are considered liquid securities, largely due to their high credit quality.

The HIT adheres to strict policies and procedures that control and monitor risk. The Portfolio Management Committee, comprised of members of senior management, sets the HIT’s portfolio management strategy and oversees the work of the Portfolio Management Group.  It meets at least monthly to review portfolio strategy and performance, discuss portfolio activity, address recommendations to add or delete counterparties, review portfolio composition relative to limits in the HIT’s governing documents, and discuss other issues of importance to the HIT’s portfolio management.  All mortgage investments related to new multifamily construction, substantial rehabilitation, or preservation are reviewed internally and approved by the HIT’s Investment Committee, which is comprised of members of senior management.  The Investment Committee reviews and approves each transaction, including the pricing provided by the Portfolio Management Group. Any proposed single transaction of $50 million or greater requires the approval of the Executive Committee of the HIT’s Board of Trustees.

The trading process is strictly controlled. Chang Suh, CFA, CPA, Senior Executive Vice President/Chief Portfolio Manager, is responsible for the day-to-day management of the HIT’s portfolio, including maintaining duration comparable to the benchmark.  He recommends strategies to the Portfolio Management Committee and makes the individual trade decisions that fit the strategy set forth by the committee.  The trading function is carried out by the four members of the Portfolio Management Group: Mr. Suh; Assistant Portfolio Managers Michael Cook, CFA, FRM, and J. Guy Carter IV; and Senior Financial Analyst David Phillips.

Each trade is reviewed for compliance with HIT guidelines by the Senior Executive Vice President/Chief Portfolio Manager, and each trade with its documentation is reviewed by Portfolio Management Group staff for accuracy and by at least two Board-appointed officers. The movement of monies for the settlement of each trade also requires the signatures of two Board-appointed officers. In addition, the Legal Department reviews trading activities to ensure compliance with governing documents and applicable policies and procedures.

4 Including commitments that have not yet been funded.

The HIT maintains the integrity of its valuation process and assures the reliability of the portfolio value by following a three-pronged approach.  This includes (1) an independent monthly valuation; (2) an independent quarterly valuation validation review of the first three quarters and a review of all multifamily security sales; and (3) an independent annual audit in which every asset as of year-end is independently valued by the HIT’s auditors, Ernst & Young, LLP (E&Y).  See page 25 of the 2013 Annual Report, available on the HIT’s website at www.aflcio-hit.com, for additional information on investment valuation.

The HIT’s annual financial statements are audited by E&Y in accordance with the standards of the Public Company Accounting Oversight Board and are in conformity with U.S. generally accepted accounting principles.  The most recent audited financial statements can be found in its 2013 Annual Report, available on the HIT’s website at www.aflcio-hit.com.

The HIT’s Compliance Program operates under the oversight of the Chief Compliance Officer (CCO). The CCO is responsible for administering the program to ensure adherence to internal policies and procedures and is required to report directly to the Board of Trustees.  The HIT’s comprehensive compliance procedures cover business operations and establish compliance policies for, among other things, valuation, portfolio management, personal trading, the protection of material non-public HIT information, and attorney conduct rules. Among these policies and procedures, the HIT has three formal written codes of ethics that meet or exceed the requirements of the U.S. Securities and Exchange Commission (SEC), as well as the Sarbanes-Oxley Act of 2002.  HIT operations are also governed by provisions of the Declaration of Trust and resolutions of the Board of Trustees.

A number of measures mitigate counterparty risk. The Portfolio Management Committee, along with the Portfolio Management Group, closely monitors news on all approved trade counterparties. Portfolio Management staff recommends additions or deletions to the approved counterparty list and provides documentation to the Portfolio Management Committee, which reviews the list and recommendations at its monthly meetings and counterparty allocations at least twice annually.   The HIT does not believe its exposure to counterparty risk is significant since most of the HIT’s trades (1) are delivery versus payment, so funds or securities are not wired unless the counterparty has provided the appropriate securities or funds, and (2) have a short settlement window of less than 30 days.

The HIT carries several types of insurance. This includes a $15,000,000 fidelity bond, professional liability insurance coverage (Errors and Omissions) totaling $20,000,000, and a fiduciary ERISA bond in the amount of $5,000,000.

The HIT has systems in place to handle anticipated portfolio growth up to $10 billion.   Therefore, no capacity constraints exist for the foreseeable future.  In preparing for growth, the HIT has contracted with industry-leading institutional service providers for ancillary services (such as custodian, transfer agent, and investment accounting services), enabling it to concentrate on its core competencies. It has developed its staff capacity in all major areas including portfolio management, investment sourcing, accounting, and legal/regulatory functions.

The HIT’s Ownership, Management, and Staff

Institutional investors that purchase units of participation in the AFL-CIO Housing Investment Trust are its sole owners. As of March 31, 2014, the HIT had a net asset value of approximately $4.60 billion and 364 institutional investors.

Clients by Type
($ in millions as of March 31, 2014)
	$ Amount	Percentage	Number of Accounts
Public	1,265.08	27.5	10
Taft-Hartley	2,921.37	63.6	198
Other (Labor Organizations)	414.05	9.1	156
Total	4,600.49	100.0	364

Largest Five Accounts and Length of Investment
As of March 31, 2014
Type of Account	Length of Relationship (Since)	% of HIT Net Assets
National Taft-Hartley Fund	1983	>5%
Northeast Public Fund	2002	4.9%
Western Public Fund 1	1991	4.6%
Western Public Fund 2	1996	4.6%
Western Taft Hartley	1996	4.6%

Approximately 90% of the dividends received by participants are reinvested in the HIT. This high reinvestment rate is indicative of investor confidence. For 2013, those reinvested dividends provided $133 million in new capital.

Overall responsibility for the management of the HIT is vested in its Board of Trustees. Board members currently include a chairman and labor and management trustees (current trustees are listed on the HIT’s website at www.aflcio-hit.com).

The HIT’s Chief Executive Officer is Stephen Coyle.  He is assisted by the other officers of the HIT in day-to-day administration.  Mr. Coyle has served in this capacity since 1992. He has been active in housing production and finance, economic development, and urban planning for over 40 years.  Before coming to the HIT, Mr. Coyle served as Director of the Boston Redevelopment Authority, Executive Vice President of a national architectural and planning firm, Deputy Undersecretary of the U.S. Department of Health and Human Services, and Executive Assistant to the Secretary of the Department of Housing and Urban Development. Mr. Coyle earned a Bachelor's Degree from Brandeis University, a Master's degree from the Kennedy School of Government at Harvard University, and a Juris Doctor degree from Stanford Law School.

The HIT is structured in six divisions. The Executive Division sets and executes overall HIT policy; the Portfolio Management Group manages the HIT’s portfolio within the investment policy outlined in the HIT’s prospectus; the Multifamily Investment Division generates secure and competitive fixed-income investments in multifamily housing and healthcare facilities; the Marketing, Investor Relations, and Labor Relations Division

markets the HIT to Taft-Hartley and public employee pension plans, maintains relationships with investors, investment consultants, and the pension community, and monitors labor activity on HIT-financed construction projects to assure that HIT’s union labor policy is carried out; the Management and Finance Division maintains stewardship of the HIT’s assets; and the Legal Division provides the legal advice and assistance required to protect and advance the interests of the HIT and its investors.

The HIT has five offices as well as a Midwest regional marketing director.

HIT Offices
Location	Function	Employees
Washington, DC (Headquarters)	Portfolio Management, Investments, Marketing, Investor Relations, Labor Relations, Fund Administration and Management, and Legal	49
Boston, MA	Investment Sourcing/Marketing/Investor Relations	1
New York, NY	Investment Sourcing/Investor Relations	3
San Francisco, CA	Investment Sourcing/Marketing/Investor Relations	1
Los Angeles, CA	Investment Sourcing/Marketing/Investor Relations	1

The HIT encourages staff development and promotion from within.  The HIT has been able to achieve a low attrition rate through its policies on salary, fringe benefits, work/life balance, and employee education.  The HIT’s salaries are competitive and its benefits are superior to many other employers in the industry.  The HIT actively supports the professional development of its staff to meet the dynamics of the capital markets, through professional education, attendance at industry conferences, and tuition assistance for professional training and education. The HIT has no formal incentive compensation system and does not pay commissions or performance bonuses.

Executive officers and key staff are shown in the table on the next page.  Brief biographies for key members of the Portfolio Management Group are provided below.  Biographies for executive officers and key staff can be found on the HIT’s website at www.aflcio-hit.com.

Chang Suh, CFA, CPA, Senior Executive Vice President/Chief Portfolio Manager, has been with the HIT's Portfolio Management Group since 1998 and was named to his current position in 2003. Mr. Suh is experienced in overall portfolio management, pricing and trade execution, investment valuation, and risk management.  In particular, Mr. Suh has extensive experience in structuring multifamily investments and works through a wide network of capital markets participants. Before coming to the HIT, Mr. Suh worked in the financial services group of Arthur Andersen specializing in the commercial mortgage industry.

Michael Cook, CFA, FRM, Assistant Portfolio Manager, has approximately 12 years of experience in finance and has been working in the HIT’s Portfolio Management Group in positions of increasing responsibility since 2003. Mr. Cook is a Certified Financial Risk Manager. Prior to joining the HIT, Mr. Cook interned at an investment banking firm.

J. Guy Carter IV, Assistant Portfolio Manager, joined the HIT in early 2008. Previously, he worked at Freddie Mac for six years, most recently as a Portfolio Manager managing a portion of the company's mortgage-backed securities portfolio and prior to that as a Senior Analyst focusing on mortgage derivatives and collateralized mortgage obligations.  Mr. Carter holds an MBA from Georgetown University.

Executive Officers and Key Staff

Name	Title & Responsibility	Years with HIT	Years in Current Role	Years of Experience
Stephen Coyle	Chief Executive Officer	22	22	40+
Ted Chandler	Chief Operating Officer	4	4	26
Erica Khatchadourian	Chief Financial Officer	20	10	25
Nicholas Milano	General Counsel	4	<1	20
Chang Suh	Senior Executive Vice President – Chief Portfolio Manager	15	9	19
Michael Cook	Assistant Portfolio Manager	11	6	12
J. Guy Carter IV	Assistant Portfolio Manager	6	6	13
Sondra Albert	Chief Economist	10	10	17
Debbie Cohen	Chief Development Officer	6	5	30+
Rod Duchemin	Director of Labor Relations	20	20	50+
Christopher Kaiser	Deputy General Counsel and Chief Compliance Officer	7	7	19
Ann Kay	Director of Communications	15	8	40+
Thalia Lankin	Director of Operations	10	2	13
Harpreet Peleg	Controller	9	7	17
Eric Price	Executive Vice President	7	4	21
Lesyllee White	Senior Vice President and Managing Director of Marketing	14	9	19
Stephanie H. Wiggins	Executive Vice President and Chief Investment Officer	13	11	24

Collateral Benefits: Construction Investment, Job Creation, Community Development, and Economic Stimulus

The AFL-CIO Housing Investment Trust continues to invest in construction-related projects, providing needed jobs for union construction workers and a boost to local economies.  The HIT draws on nearly 50 years of experience in housing finance; well-established relationships with for-profit and nonprofit developers, mortgage bankers, public agencies, GSEs, and others; and its unique ability to structure complex financing transactions to make projects viable.  This expertise has enabled the HIT to support new construction and create union jobs despite slow economic growth.  The HIT’s full-time labor relations staff makes sure that its 100% union labor policy is carried out effectively at every project it finances. The HIT’s investments help to close capital gaps in housing and community development projects. In addition, the HIT’s subsidiary – Building America – is increasing the HIT’s capacity to invest in mixed-use projects in low-income communities by providing equity to fill capital gaps through the sale of New Markets Tax Credits.

While adding jobs to the stagnant economy, the HIT’s construction-related investments are helping to generate competitive returns.

The HIT has created nearly 18,500 union construction jobs under its Construction Jobs Initiative. Launched in 2009, the jobs initiative is working towards the goal of reaching 25,000 union construction jobs by the end of 2015.  The economic impact of this construction activity is far broader than the direct jobs at the 65 financed projects –  13,700 additional jobs have been created in the 30 cities where they are located in industries that supply materials or services to the projects and as a result of spending by the projects’ construction workers and service providers. Thus, the projects are responsible for adding over 32,000 total jobs to the U.S. economy since 2009, while generating competitive returns for the HIT’s participants.  The HIT and Building America intend to draw on their large pipelines of projects under review to create still more jobs.

The HIT is authorized to invest in mortgage securities backed by housing developments anywhere in the U.S.  However, the HIT invests only in mortgage securities that provide yields competitive with those prevailing in the market, taking into consideration all relevant factors to evaluate risk and return, as well as the overall objectives of the HIT.  When possible, the HIT invests in projects in geographic areas in which participants or their beneficiaries are located.

HIT projects can help communities achieve their goals for responsible urban development, creation or preservation of affordable and workforce housing, adaptive reuse of older structures, transit-oriented development, and LEED certification or other environmentally-friendly design.  Through its Green Jobs Initiative, the HIT has invested $1.3 billion of its capital and Building America has provided $59.8 million of New Markets Tax Credits in a total of 50 LEED-eligible projects and energy efficient rehabilitation and retrofit projects. These investments have leveraged $3.1 billion of total development and created 15,590 union construction jobs.

Examples of HIT-Financed Projects

Examples of the projects to which the HIT has recently committed financing are shown below.  Information on additional projects can be found on the HIT’s website, www.aflcio-hit.com.

101 Polk, San Francisco, CA

The HIT’s $58 million commitment to invest in 101 Polk, will help finance the $83 million multifamily development in San Francisco. This 13-storiy building will have underground parking  and 162 housing units.  To help the city address its shortage of affordable housing, 19 of the units will be affordable to residents earning up to 55% of the area median income. The all-union construction is expected to generate approximately 350 union jobs.

The project site is adjacent to the city’s Civic Center in the Central Market neighborhood, an area that is undergoing significant revitalization to create a vibrant urban environment that takes advantage of its transit-rich location and many cultural amenities.  101 Polk is designed to meet California’s GreenPoint Program requirements and it is expected to exceed the California Energy Commission’s Title 24 requirements, which promote greater energy efficiency.

The HIT has invested more than $285 million in San Francisco, building 1,780 units of housing and bringing over half a billion dollars of development to the city.

Five15 on the Park, Minneapolis, MN

The HIT is investing $33 million of capital for construction of Five15 on the Park, a $52 million, 259-unit apartment complex in Minneapolis.  The project  is located in the Cedar-Riverside neighborhood on the edge of downtown Minneapolis, an area that is experiencing a strong demand for affordable rental housing and that the city has designated a development district. Half of the units in the new six-story building will be affordable, with the remaining units to be market rate.  Plans for ground floor commercial space include a neighborhood community center, child day care center, and healthcare facility.  These features, combined with the project’s location near mass transit options, make Five15 on the Park consistent with the goals of the Minneapolis Plan for Sustainable Growth, which promotes high density transit-oriented development.

In keeping with the HIT’s labor requirements, all work on the project will be performed under collective bargaining agreements with the Minneapolis building trades unions. This work is expected to create approximately 260 construction jobs.

Five15 on the Park is located directly across the street from historic Riverside Plaza, an apartment complex that recently completed a substantial rehabilitation with help from $50 million in HIT financing. The HIT has invested over $322 million in the Minneapolis and St. Paul metro area over the last 10 years, building or preserving almost 3,600 units of housing in 23 projects and generating over 3,200 jobs for members of the local building and construction trades unions.

Montclare Senior Residences of Avalon Park, Chicago, IL

The HIT provided $2.6 million of financing for the $22 million expansion of Montclare Senior Residences of Avalon Park on Chicago’s South Side. The Avalon Park neighborhood continues to have a strong demand for affordable senior housing. Of the total 122 units, 109 units will be reserved for residents earning between 15% and 60% of the area median income.  In addition, 38 of these units will remain affordable through a long-term HUD Housing Assistance Payments contract that preserves the affordability component of the units for 20 years. Project amenities include a community room, library, health screening and exercise rooms, laundry, outdoor recreational areas, and social services and meals coordinated through the City of Chicago Department of Aging.  Construction was expected to create approximately 150 union construction jobs.

Over the past four decades, the HIT has invested over $400 million in Chicago to help create or rehabilitate more than 9,300 housing units, over 70% of which are affordable to low-income residents. These projects include $11.2 million in HIT financing for the Montclare Senior Residences campus in northwest Chicago.

Conclusion

The HIT’s current investment strategy is designed to enhance the value of the portfolio following the period of large increases in interest rates by selectively pursuing higher-yielding investment opportunities that can offer additional yield and less credit risk relative to the HIT’s benchmark. The strategy seeks to take advantage of higher rates and wider spreads between Treasuries and the multifamily securities in which the HIT specializes. The HIT intends to selectively acquire more of these multifamily assets, including construction-related securities, which are expected to generate competitive returns as well as desirable collateral benefits of union job creation and affordable housing development. The HIT has diverse pipeline of investment opportunities that include a variety of multifamily debt structures.

Capital contributions from investors permit the HIT to purchase securities which aid in the pursuit of its goal of providing competitive returns coupled with union construction jobs, affordable housing, and community development.

The HIT’s strategy and core competency differentiate it from other core fixed-income investments and position the HIT well for the future.  Because government/agency permanent multifamily MBS generally offer higher yields than securities with similar credit and interest rate risk, and construction-related MBS provide even higher yields, the HIT’s portfolio is designed to offer superior risk-adjusted returns relative to the benchmark.  The construction-related multifamily securities that are the HIT’s focus are particularly attractive investments at this time.

The outlook for the HIT is also enhanced by the projected increase in the need to build and rehabilitate multifamily rental housing. Demand for apartments is likely to exceed supply for a number of years due to somewhat limited credit availability for average single family homebuyers, and expected growth in household formation.  These factors should result in increased demand for construction of multifamily buildings. Further, aging multifamily dwellings, many in dense urban markets, require rehabilitation to prolong their useful lives.

The HIT is recognized as one of the oldest socially responsible investment funds in the U.S.  As a steward of union and public employee pension capital, the HIT is committed to producing (1) competitive returns for its investors and their beneficiaries through prudent high-credit-quality investing; (2) family-supporting jobs for union members; and (3) more livable communities, with good quality affordable housing and a sustainable environment.  The HIT’s focus on high credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles.

How to Invest in the HIT

The AFL-CIO Housing Investment Trust is an open-end investment fund registered with the U.S. Securities and Exchange Commission. Units in the HIT are sold without any sales charge (load) or commissions. HIT units are purchased at a price equal to the units’ net asset value as of the close of business of the major bond markets in New York on the last business day of each month. Funds received prior to the last day of the month currently are invested in short-term securities until the last day of the month, at which time all earnings will be included in the investment in the HIT or, if the participant chooses, returned.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, and other funds, that have beneficiaries who are represented by labor organizations.  Please see the prospectus for additional information.  We encourage you to contact one of the marketing/investor relations staff below if you would like to invest or if you have any questions about investing in the HIT or increasing your HIT investment.

Lesyllee White, Esq.
Senior Vice President & Managing Director
 of Marketing
National and Mid-Atlantic Accounts
(202) 467-2546
lwhite@aflcio-hit.com

Emily Johnstone
Regional Marketing Director
Western Accounts
(415) 640-5204
ejohnstone@aflcio-hit.com

Julissa Servello
Marketing Coordinator
(202) 467-2544
jservello@aflcio-hit.com

Paul Sommers
Regional Marketing Director
Midwest Accounts
(937) 604-9681
psommers@aflcio-hit.com

Kevin Murphy
Regional Marketing Director
Northeast Accounts
 (202) 467-2551
kmurphy@aflcio-hit.com

Debbie Cohen
Chief Development Officer
 (202) 467-2591
dcohen@aflcio-hit.com

This document contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2014, unless otherwise noted, and the HIT disclaims any responsibility to update such statistics.

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055
www.aflcio-hit.com